SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant                               /X/

Filed by a Party other than the Registrant           / /

Check the appropriate box:

/ /      Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/X/      Definitive Proxy Statement

/ /      Definitive Additional Materials

/ /      Soliciting Material Pursuant to Section 240.14a-12

                        SI Diamond Technology, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                       N/A
                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/      No fee required.

/ /      Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
         0-11.

         (1) Title of each class of securities to which transaction applies:

                                                     N/A

         (2) Aggregate number of class of securities to which transaction applies:

                                                     N/A

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

          / /     Fee paid previously with preliminary materials.

         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fees was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:                   N/A
                                            ------------------------------

         (2)      Form, Schedule or Registration Statement No.:     N/A
                                                               -----------

         (3)      Filing Party:                   N/A
                               -------------------------------------------

         (4)      Date Filed:                      N/A
                              --------------------------------------------

                           SI DIAMOND TECHNOLOGY, INC.
                             3006 LONGHORN BOULEVARD
                                    SUITE 107
                               AUSTIN, TEXAS 78758

                                                                  June 12, 2000

To Our Shareholders:

         On behalf of the Board of Directors and management of SI Diamond Technology, Inc., I cordially invite you to attend the 2000 Annual Meeting of Shareholders to be held at the Austin Marriott at the Capitol, 701 East 11th Street, Austin, Texas 78701, on Monday, July 24, 2000, at 10:00 a.m., Central Daylight Time. The attached Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting.

         In addition to the specific matters to be acted upon, there also will be a report on the operations of SI Diamond. Directors and officers of SI Diamond will be present to respond to any questions of general interest that shareholders may have.

         It is important that your shares be represented at the Annual Meeting. Regardless of whether you plan to attend, you are requested to mark, sign, date and promptly return the enclosed proxy in the envelope provided. If you attend the Annual Meeting, which we hope you will do, you may vote in person even if you have previously mailed a proxy card.

                                   Sincerely,



                                   Marc W. Eller
                                   Chairman of the Board and
                                    Chief Executive Officer

                           SI Diamond Technology, Inc.
                             3006 Longhorn Boulevard
                                    Suite 107
                               Austin, Texas 78758

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 24, 2000

To the Shareholders of
SI Diamond Technology, Inc.:

         You are hereby notified that the 2000 Annual Meeting of Shareholders (the "Annual Meeting") of SI Diamond Technology, Inc., a Texas corporation, will be held at the Austin Marriott at the Capitol, 701 East 11th Street, Austin, Texas 78701, on Monday, July 24, 2000, at 10:00 a.m., Central Daylight Time, for the following purposes:

               (1) To elect three Class I Directors to hold office in accordance with the Amended and Restated Bylaws of SI Diamond;

               (2) To ratify the appointment of WallaceSanders & Company as independent auditors and accountants of SI Diamond for the fiscal year ending December 31, 2000; and

               (3) To transact such other business as properly may come before the Annual Meeting or any adjournment thereof.

         All shareholders are cordially invited to attend the Annual Meeting; however, only shareholders of record at the close of business on June 5, 2000, are entitled to notice of and to vote at the Annual Meeting. In accordance with Texas law, a list of shareholders entitled to vote at the Annual Meeting shall be open to the examination of any shareholder, for any purpose relating to the Annual Meeting, during ordinary business hours at SI Diamond's principal executive offices at 3006 Longhorn Boulevard, Suite 107, Austin, Texas, from July 14, 2000, to July 23, 2000, and the list shall be available for inspection at the Annual Meeting by any shareholder who is present.

                                        By Order of the Board of Directors,



                                         Douglas P. Baker
                                         Vice President

DATED:  June 12, 2000

                                    IMPORTANT

         Regardless of whether you expect to attend the meeting, please mark, sign, date and return the enclosed proxy in the enclosed self-addressed envelope as promptly as possible.

         NO POSTAGE IS REQUIRED IF THE ENCLOSED ENVELOPE IS MAILED IN THE UNITED STATES.

                                 PROXY STATEMENT

                           SI Diamond Technology, Inc.
                             3006 Longhorn Boulevard
                                    Suite 107
                               Austin, Texas 78758


                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies to be used at the 2000 Annual Meeting of Shareholders (the "Annual Meeting") of SI Diamond Technology, Inc., a Texas corporation ("SI Diamond"), to be held on Monday, July 24, 2000, at 10:00 a.m. Central Daylight Time, at the Austin Marriott at the Capitol, 701 East 11th Street, Austin, Texas 78701, and at any adjournments thereof. THE ACCOMPANYING PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF SI DIAMOND. The principal executive offices of SI Diamond are located at 3006 Longhorn Boulevard, Suite 107, Austin, Texas 78758. This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about June 12, 2000.

         SI DIAMOND WILL VOTE PROPERLY EXECUTED PROXIES ACCORDING TO THE INSTRUCTIONS YOU PROVIDE ON THE PROXY CARD. IF YOU DO NOT SPECIFY A CHOICE AS TO ANY OF THE MATTERS TO BE VOTED BY THE SHAREHOLDERS, THEN YOUR PROXY WILL BE VOTED FOR ANY MATTER NOT CHOSEN OR SPECIFIED BY YOU AND, IN THE DISCRETION OF THE PERSONS NAMED IN THE PROXY, ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

                                  SOLICITATION

         SI Diamond will bear all the costs of preparing, assembling and mailing the proxy materials and of reimbursing brokers, nominees, and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy materials to the beneficial owners of shares held of record. Certain officers and regular employees of SI Diamond or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies in addition to this solicitation by mail. SI Diamond expects to reimburse brokers, banks, custodians and other nominees for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of the Common Stock. SI Diamond has engaged Morrow & Co., Inc., professional proxy solicitors, to assist in the routine solicitation of proxies at a fee of approximately $5,000 plus expenses.

                  VOTING AND REVOCABILITY OF PROXY APPOINTMENTS

         Only shareholders of record at the close of business on June 5, 2000, (the "Record Date") are entitled to receive notice of and to vote at the Annual Meeting. As of the close of business on June 5, 2000, there were outstanding and entitled to vote 56,611,840 shares of Common Stock and 1,160,820 shares of Series G Preferred Stock (the "Series G Preferred"). The Common Stock holders of record on the Record Date will be entitled to one vote per share. The Series G Preferred is convertible into 1,160,820 shares of Common Stock at the option of the holders thereof. Each share of Series G Preferred is convertible into the number of shares of Common Stock determined by dividing the original price of the Series G Preferred (the "Issue Price"), plus an amount equal to 10% per annum of the Issue Price, by $1.00. The Series G Preferred shareholders of record on the Record Date will be entitled to one vote per share for every share of Common Stock into which the Series G Preferred is convertible on the Record Date.

         Under the current Amended and Restated By-Laws of SI Diamond, the presence, in person or by proxy, of a majority of all outstanding Common Stock and Series G Preferred, on an as-converted basis, at the Record Date will constitute a quorum. For purposes of determining the presence of a quorum, shareholders on the Record Date who are present at the meeting in person or by proxy and who abstain, including brokers holding customers' shares of record who cause abstentions to be recorded at the meeting, are considered shareholders who are present and entitled to vote and they count toward the quorum. If there are not sufficient shares represented in person or by proxy at the Annual Meeting to constitute a quorum, the meeting may be postponed or adjourned in order to permit further solicitation of proxies by SI Diamond. Proxies given pursuant to this solicitation and not revoked will be voted at any postponement of the Annual Meeting.

         Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. As used herein, "uninstructed shares" means shares held by a broker who has not received instructions from its customers on such matters and the broker has so notified SI Diamond on a proxy form in accordance with industry practice or has otherwise advised SI Diamond that it lacks voting authority. As used herein, "broker non-votes" means the votes that could have been cast on the matter in questions by brokers with respect to uninstructed shares if the brokers had received their customers' instructions.

         Under Texas law, the vote of a plurality of the Common Stock and Series G Preferred, present at the Annual Meeting in person or by proxy, and voting together as one class, is necessary to elect Directors (Item 1). Abstentions and broker non-votes will not be taken into account in determining the outcome of the election of Directors. The ratification of the selection of SI Diamond's independent accountants and auditors (Item 2) requires the affirmative vote of a majority of the shares of the Common Stock and Series G Preferred, entitled to vote and represented at the Annual Meeting in person or by proxy. Therefore, abstentions and broker non-votes have the affect of negative votes for Item 2.

         As of the date of this Proxy Statement, SI Diamond's Board of Directors has not been informed of any matters, other than those set forth in the foregoing Notice of Annual Meeting of Shareholders, that may be brought before the Annual Meeting. If other matters requiring a vote of the shareholders arise, the persons designated as proxies will vote the shares of Common Stock and Series G Preferred, represented by the proxies in accordance with their judgment on such matters.

         Shareholders can ensure that their shares are voted at the Annual Meeting by signing and returning the enclosed proxy card in the envelope provided. Shares of Common Stock and Series G Preferred, represented by the accompanying proxy card will be voted if the proxy card is properly executed and is received by SI Diamond prior to the time of voting. Sending in a signed proxy card will not affect a shareholder's right to attend the Annual Meeting and vote in person.

         Presence at the Annual Meeting by a shareholder who has signed a proxy card does not by itself revoke the proxy. Each proxy granted may be revoked (1) by giving written notice of such revocation to the Corporate Secretary of SI Diamond, (2) by execution and delivery of a subsequent proxy, or (3) by attending the Annual Meeting, giving notice of such revocation and voting in person at the Annual Meeting, except that any such revocation shall not be effective as to any matter upon which, prior to such revocation, a vote shall have already been cast pursuant to the authority conferred by such proxy.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information with respect to the beneficial ownership of shares of each class of the SI Diamond's voting stock as of June 5, 2000, by each person known to be the beneficial owner of 5% or more of the outstanding voting stock of each such class of SI Diamond. For the purposes of this Proxy Statement, beneficial ownership of securities is defined in accordance with the rules of the SEC to mean generally the power to vote or dispose of securities, regardless of any economic interest therein.

                                                                                     Shares Owned          Percent
        Title of Class                          Name and Address                     Beneficially          of Class
-------------------------------- ----------------------------------------------- ---------------------- --------------
Common Stock                     None                                                     --                 --

-------------------------------- ----------------------------------------------- ---------------------- --------------
Series G Preferred Stock         William W. Gow                                           100              11.11%
                                 4747 Sunset Blvd.
                                 Los Angeles, CA  90027

                                 ----------------------------------------------- ---------------------- --------------
                                 Klaich Animal Hospital, Ltd.                             100<F1>          11.11%
                                 Amended Profit Sharing
                                 Retirement Plan & Trust
                                 1990 South Virginia Street
                                 Reno, NV  89502

                                 ----------------------------------------------- ---------------------- --------------
                                 Nicholas Martin Living Trust                             200              22.22%
                                 3113 South University Drive, Suite 600
                                 Ft. Worth, TX  76109

                                 ----------------------------------------------- ---------------------- --------------
                                 Michael Scott Blechman Family Trust                      200              22.22%
                                 295 Shadowood Lane
                                 Northfield, IL  60093

                                 ----------------------------------------------- ---------------------- --------------
                                 SCG Cellular, Inc.                                       50                5.5%
                                 8584 Katy Freeway, Suite 300
                                 Houston, Texas 77024

                                  ----------------------------------------------- ---------------------- --------------
                                 Chris S. Lawson                                          50                5.5%
                                 3006 Longhorn Boulevard, Suite 107
                                 Austin, Texas  78758

                                ----------------------------------------------- ---------------------- --------------
                                 Steve Aiello                                             50                5.5%
                                 30094 Santa Barbara
                                 Clinton, Township, MI 48036

                                 ----------------------------------------------- ---------------------- --------------
                                  J. Brad Carter, M.D.                                    50                5.5%
                                 9330 Park Crest Blvd. #300
                                 Knoxville, TN 37923

                                 ----------------------------------------------- ---------------------- --------------
                                 Peerless Distributing Company                            50                5.5%
                                 21700 Northwestern Highway, Suite 1160
                                 Southfield, MI 48331

                                 ----------------------------------------------- ---------------------- --------------
                                 ARA                                                      50                5.5%
                                 29844 High Valley Court
                                 Farmington Hills, Michigan 48331
                                 ----------------------------------------------- ---------------------- --------------

<F1> Shares are for a segregated account in the name of Nicholas L. Klaich.

                        SECURITY OWNERSHIP OF MANAGEMENT

         Set forth below is certain information with respect to financial ownership of SI Diamond's Common Stock as of June 5, 2000, by each Director, each nominee for Director, each Named Executive Officer and by the Directors and executive officers as a group. Unless otherwise indicated, each person or member of the group listed has sole voting and investment power with respect to the shares of Common Stock listed.

                                                                  Common Stock
                                                                   Beneficial           Percent
               Name                                               Ownership <F1>       of Class
               ----                                               -------------        --------
               Philip C. Shaffer                                    592,702              1.04%

               David R. Sincox                                      391,213                *

               Charles C. Bailey                                     30,000                *

               Marc W. Eller                                        369,296                *

               Ronald J. Berman                                    1,240,222             2.18%

               Dr. Zvi Yaniv                                       1,386,000             2.39%

               Douglas P. Baker <F2>                                539,500                *

               Nicholas Martin, Jr.                                 937,601              1.65%

               All Executive Officers and                          5,486,534             9.15%
               Directors as a group (9 persons)


*        Less than 1%.

<F1>     Included  in the  amounts  indicated  are  shares  that are  subject to options exercisable within 60 days of June 5, 2000 pursuant to Rule 13d-3(d)(1) of the Exchange Act. The number of such shares are 480,000 for Mr. Shaffer; 270,000 for Mr. Sincox; 394,383 for Mr. Berman; 1,350,000 for Mr. Yaniv; 530,000 for Mr. Baker; 30,000 for Mr. Martin; 30,000 for Mr. Bailey and 3,084,383 for the Directors and executive officers as a group. The amount for Mr. Martin includes 258,685 shares obtainable by Mr. Martin upon conversion of his Series G preferred stock.

<F2>     Mr. Baker  ceased  being an executive  officer as of December 31, 1999, but is included here because he was named executive officer in 1999.


                               PROPOSAL NUMBER ONE
                              ELECTION OF DIRECTORS

         SI Diamond's Amended and Restated Bylaws (the "Bylaws") provide for a Board of Directors divided into three classes having staggered terms with each class as nearly equal in size as possible. Pursuant to SI Diamond's Bylaws, the Board of Directors can set the number of Directors at no less than three and no more than nine members. The Board of Directors has set its size at seven members as of the date of the Annual Meeting. The current term of office of the Class I Directors expires at the Annual Meeting. The terms of office of Directors in Class I, Class II and Class III will expire at the annual meetings of shareholders to be held in 2003, 2001 and 2002, respectively. At each annual meeting of shareholders, Directors will be elected to succeed those whose terms then expire, with each newly elected Director to serve for the term specified according to their class.

         Mr. Sincox, Dr. Yaniv and Mr. Bailey have been nominated as Class I Directors to serve a three-year term ending at the SI Diamond annual meeting in 2003. It is intended that the persons named in the accompanying proxy will vote shares represented by properly executed proxies for the election of the three listed nominees as Directors unless authority to vote is withheld. If any nominee should become unavailable to serve on the Board of Directors, the persons named in the proxy may act with discretionary authority to vote the proxy for such other person, if any, as may be designed by the Board of Directors. However, the Board of Directors is not aware of any circumstances likely to render any of the nominees unavailable for election. The vote of a plurality of the shares of Common Stock and Series G Preferred, present at the Annual Meeting in person or by proxy and entitled to vote therein, voting together as a single class, will be necessary to elect the nominees. A "plurality" means that the individuals who receive the largest number of votes cast are elected as Directors up to the maximum number of Directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the election of Directors. For information about restrictions on Director nominations, see "SI Diamond Board of Directors and Committees."

         For each nominee's beneficial ownership of Common Stock, see "Security Ownership of Management."

         The following sets forth certain additional information regarding each nominee for Director as of June 5, 2000. Unless otherwise indicated, each person has had the same principal occupation for at least five years.

CLASS I DIRECTORS -- TERM EXPIRING 2003

         DAVID R. SINCOX, age 59, has been a Director of the SI Diamond since October 1994. Since 1987, Mr. Sincox has served as the Vice President of
Administration of Ref-Chem Construction Corporation, an engineering and construction firm.

         DR. ZVI YANIV, age 53, has served as SI Diamond's President and Chief Operating Officer and as a Director since May 1996. Dr. Yaniv has degrees in physics, mathematics, and electro-optics as well as a Ph.D. in Physics. Prior to joining SI Diamond in May 1996, Dr. Yaniv operated a consulting practice and previously was President and CEO of OIS Optical Imaging Systems, Inc., a supplier of flat panel color liquid crystal displays to the avionics and defense industries.

         CHARLES C. BAILEY, age 51, has been a director of SI Diamond since November 1999. He has been an attorney in private practice since 1995. Prior to that Mr. Bailey had a 20 year career in government. Positions held include Assistant Criminal District Attorney and Chief Prosecutor in Lubbock County, Texas; General Counsel for Governor Bill Clements; and Director of Legal Services and Franchise Taxes for the Texas State Comptroller's office; His last position with the state of Texas, from 1993 to 1995, was Executive Assistant and General Counsel to Lt. Governor Bob Bullock.

         THE  BOARD OF  DIRECTORS  RECOMMENDS  A VOTE  "FOR"  ALL  NOMINEES  FOR
DIRECTOR.

                              CONTINUING DIRECTORS

         Messrs. Shaffer and Martin are the current Class II Directors serving a two year term ending at the SI Diamond annual meeting in 2001. Messrs. Eller and Berman are the current Class III Directors serving a three-year term ending at the SI Diamond annual meeting in 2002.

CLASS II DIRECTORS -- TERM EXPIRING 2001

         PHILIP C. SHAFFER, age 62, has been a Director of SI Diamond since March 1992. Since 1977, Mr. Shaffer has worked as a self-employed consultant in the field of aerospace technology and management, with an emphasis in business acquisitions. Mr. Shaffer also serves as the General Partner of an oil and gas development partnership with a total capitalization of approximately $1.2 million. Prior to 1977, Mr. Shaffer worked for 12 years in the National Aeronautics and Space Administration in a series of positions including Flight Dynamics Officer, Apollo and Skylab Flight Director, Special Assistant to the Director of the Johnson Space Center, and Manager of Space Shuttle Operations.

         NICHOLAS MARTIN, JR., age 75, was President and owner of a North American lumber wholesale and manufacturing company for approximately twenty years. Mr. Martin has also owned companies manufacturing PVC pipe and vinyl siding during the past thirty years. Mr. Martin currently is active in real estate development in Kansas City, Detroit and Dallas/Ft. Worth.

CLASS III DIRECTORS -- TERM EXPIRING 2002

         MARC W. ELLER, age 43, has served as SI Diamond's Chief Executive Officer since July 1996. Mr. Eller is chairman of the Board of Directors and has been a Director since November 1995. Mr. Eller co-founded BEG Enterprises, Inc. in 1989 and has been its Vice President since that date. For the past five years, Mr. Eller has also been involved in commercial real estate investment and in investment banking activities for publicly traded companies. Mr. Eller has a B.A. degree in Economics.

         RONALD J. BERMAN, age 42, has been a Director since May 1996. Mr. Berman co-founded BEG Enterprises, Inc. with Marc W. Eller and has been its President since 1989. Mr. Berman also is President of R.J. Berman Enterprises, Ltd., a real estate development company. Mr. Berman earned a Juris Doctor degree in 1980 from the University of Detroit. Prior to 1989, Mr. Berman was an attorney in private practice.


                  SI DIAMOND BOARD OF DIRECTORS AND COMMITTEES

         The total number of meetings the Board held during 1999 was 14. No incumbent Director who was a Director during 1999 attended fewer than 75 percent of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which he served, with the exception of Mr. Bailey who attended 3 meetings, which constituted all meetings after his appointment to the Board of Directors. The Board of Directors has established the following standing committees: Executive Committee, Compensation Committee and Audit Committee.

EXECUTIVE COMMITTEE

         The Executive Committee of the Board has and may exercise, during the intervals between meetings of the Board, all the powers of the Board in the management of SI Diamond's business and affairs, subject to certain statutory restrictions. The current members of the Executive Committee are Messrs. Eller, Yaniv and Shaffer. The members of the Executive Committee consulted with one another frequently between Board meetings but took no formal action during 1999.

COMPENSATION COMMITTEE

         The Compensation Committee is responsible for recommending to the Board the compensation arrangements for SI Diamond's senior management and administering SI Diamond's stock option plans. The Members of the Compensation Committee during 1999 were Messrs. Berman and Mr. Shaffer. They conferred with one another on a regular basis and consulted with the full Board from time to time on matters within the Compensation Committee's purview. The members of the Compensation Committee met three times during 1999.

AUDIT COMMITTEE

         The Audit Committee consists of two members, Mr. Sincox and Mr. Martin both of whom are "independent" under the NASDAQ listing standards as currently in effect. The Committee members do not have any relationship to the Company that may interfere with the exercise of independent judgment in carrying out the responsibilities of a director. None of the Committee members are current officers or employees of the Company or its affiliates. The committee met one time in 1999.

         Audit Committee Charter
         -----------------------

         The Audit Committee operates pursuant to a Charter approved by the Company's Board of Directors. The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of the Company. The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit Committee. The Charter specifies, among other things, the structure and membership requirements of the Committee, as well as the relationship of the Audit Committee to the independent accountants, the internal audit department, and management of the Company. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

NOMINATING COMMITTEE

         The Board of Directors as a whole acts in place of nominating committee. SI Diamond's Amended and Restated Articles of Incorporation provide that nominations for Directors may be made by shareholders only if written notice of such proposed nominations are delivered to or mailed and received at the principal executive offices of SI Diamond not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, then, notice by the shareholders, to be timely, must be so delivered or mailed and received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such shareholder's notice shall set forth (a) as to each person the shareholder proposes to nominate for election or re-election as Director (i) the person's name, age, business address, and residence address, (ii) the person's principal occupation or employment, (iii) the class and number of shares of SI Diamond that the person beneficially owns and (iv) any other information relating to the person that is required to be disclosed in solicitation for proxies for election of Directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (b) as to the shareholder giving notice, (i) the name and address of the shareholder and (ii) the class or series and number of shares of capital stock of SI Diamond that are owned beneficially or of record by the shareholder. SI Diamond may require a proposed nominee to furnish such other information as may be reasonably required by SI Diamond to determine the eligibility of each proposed nominee to serve as one of the Directors. No person shall be eligible for election as a Director unless nominated in accordance with the procedures set forth above. The Chairman of the annual meeting shall, if the facts warrant, determine and declare to the annual meeting that the nomination was not made in accordance with the above procedures, and if the Chairman so determines, he shall declare such to the meeting and the defective nomination shall be disregarded.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires SI Diamond's Officers, and Directors, and persons who beneficially own more than 10% of a registered class of SI Diamond's common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and NASDAQ. Officers, Directors, and beneficial owners of more than 10% of SI Diamond's common stock are required by the Securities and Exchange Commission regulations to furnish SI Diamond with copies of all Section 16(a) forms that they file.

Based solely on review of the copies of such reports furnished to us, or written representations that no reports were required, we believe that for the period from January 1, 1999 through December 31, 1999, all its Officers, Directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them, with the exception of one Director, Charles C. Bailey. Mr. Bailey filed his initial Form 3, which reported ownership as of the date Mr. Bailey became a director one day after the due date of the form.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table sets forth the total cash compensation paid or to be paid, as well as certain other compensation paid or accrued, for services rendered during the fiscal years ended December 31, 1999, 1998 and 1997 by the Chief Executive Officer and all executives whose total annual salary and bonus exceeded $100,000 for the fiscal year ended December 31, 1999 (the " Named Executive Officers"):

                                             SUMMARY COMPENSATION TABLE

                                                                                                        Long-Term
                                                                 Annual Compensation                  Compensation
                                                 -----------------------------------------------      ------------
                                                                                    Other              Securities
                                                                                    Annual             Underlying
        Name and Position             Year       Salary($)      Bonus($)      Compensation($)<F1>     Options(#)<F2>
        -----------------             ----       ---------      --------      ------------------      -------------

Marc W. Eller ................        1999        $168,750      $ 111,250        $    -0-                 250,000
Chief Executive Officer ......        1998         150,000          -0-               -0-                 780,000
                                      1997         150,000          -0-               -0-                  47,500


Zvi Yaniv, President and .....        1999        $175,000      $ 125,000        $     3,205              150,000
Chief Operating Officer ......        1998         150,000          -0-                6,839            1,170,000
                                      1997         150,000          -0-               24,170              270,000


Doug Baker, Vice President ...        1999        $130,000      $  50,000         $    -0-               $150,000
and Chief Financial Officer<F3>       1998         115,000          -0-                -0-                520,000
                                      1997         115,000          -0-                -0-                 45,000


<F1>     The  following  Named  Executive  Officers  received  perquisites  that exceeded in value the lesser of $50,000 or 10% of such officers' salary and bonus. Dr. Yaniv received reimbursement of living expenses totaling $20,070 in 1997. He was also provided use of a company owned automobile valued at $3,205 in 1999, $1,882 in 1998, and $4,100 in 1997. In 1998,
         Dr. Yaniv was reimbursed $4,957 in connection with the transportation of his household belongings in connection with the relocation of his primary residence to Austin, Texas.

<F2>     1997 options include options issued in 1996 but repriced in 1997 in the following amounts: Mr. Eller - 27,500, Dr. Yaniv - 250,000, and Mr. Baker - 25,000. 1998 options include options issued in 1996 and 1997, but repriced in 1998 in the following amounts: Mr. Eller - 130,000, Dr. Yaniv - 1,020,000, and Mr. Baker - 120,000. More information on this repricing is identified in the "Options Repricing Table" below.

<F3>     Mr. Baker  ceased  being an executive  officer as of December 31, 1999, but is included here because he was an executive officer at December 31, 1999.


STOCK OPTION GRANTS IN 1999

         SI Diamond has an Amended and Restated 1992 Employee Stock Option Plan, which may be used to grant employees, including officers of SI Diamond, incentive stock options designed to qualify under Section 422 of the Internal Revenue Code of 1986, or non-qualified stock options. SI Diamond also established the 1998 Directors and Officers Stock Option Plan, which may be used to grant non-qualified stock options to officers and Directors of SI Diamond. The following table sets forth information concerning stock option grants to the Named Executive Officers in 1999.


                           Number of Percent of Total
                             Securities Underlying        Options Granted to
                                    Options                  Employees in            Exercise or         Expiration
Name                           Granted (#)<F1><F2>         Fiscal Year 1999       Base Price ($/Sh)         Date
----                           -----------------           ----------------       -----------------         ----
Marc W. Eller                     250,000 <F3>                  20.29%                  $0.50            01/11/2009

Dr. Zvi Yaniv                     150,000 <F3>                  12.17%                  $0.50            01/11/2009

Douglas P. Baker                  150,000 <F3>                  12.17%                  $0.50            01/11/2009

<F1>     Under the terms of SI Diamond's  Amended and Restated 1992 Stock Option
         Plan and the  1998  Directors  and  Officers  Stock  Option  Plan,  the
         Compensation Committee of the SI Diamond Board of Directors retains discretion, subject to plan limits, to modify the terms of outstanding options and to reprice the options.

<F2>     The  options  were  granted  for a term of ten (10)  years,  subject to earlier termination in certain events related to termination of employment.

<F3>     These options  became  exercisable  in full on the date of the grant in
         1999.


AGGREGATE OPTION EXERCISES IN 1999
AND OPTION VALUES AT DECEMBER 31, 1999

         The following table sets forth certain information concerning the number and intrinsic value of the options held by the named executives at December 31, 1999. Year-end values are based on the closing price of $1.66 per share of the common stock on December 31, 1999, on the NASDAQ OTC Bulletin Board. They do not reflect the actual amounts, if any, which may be realized upon the future exercise of remaining stock options and should not be considered indicative of future stock performance.

                                                                      Number of Securities      Value of Unexercised
                                                                     Underlying Unexercised         In-the-Money
                                                                           Options at                Options at
                                                                        December 31, 1999          December 31, 1999
                                                                        -----------------          -----------------

                              Shares Acquired          Value              Exercisable/              Exercisable/
Name                            On Exercise           Realized            Unexercisable             Unexercisable
----                            ------------          --------            -------------             -------------
Marc W. Eller                          0                     0             753,500 / 26,500        $936,998 / $34,053

Dr. Zvi Yaniv                          0                     0            1,120,000 / 200,000       1,420,450 / 257,000

Douglas P. Baker                   70,000              $64,050             600,000 / 0               752,250 / 0

DIRECTOR COMPENSATION FOR 1999

                                                                                       Security Grants in 1999
                                                 Director Compensation                  Number of Securities
Name <F1>                                        Meeting Fees ($) <F2>               Underlying Options (#) <F3>
--------                                         --------------------                --------------------------
Lee B. Arberg <F1>                                         550                                 150,000
David R. Sincox                                            950                                 170,000
Philip C. Shaffer                                          900                                 170,000
Igor Leontiev <F1>                                         250                                 150,000
Ronald J. Berman                                           950                                 170,000
Nicholas Martin, Jr.                                       400                                       0
Charles C. Bailey                                          250                                       0

<F1>     Directors  who are also  executives of SI Diamond are not listed in the above table. They do not receive compensation as Directors. Refer to the "Summary Compensation Table" for information concerning their compensation. Mr. Arberg resigned as a director on May 3, 1999. Mr. Leontiev's term expired on July 26, 1999 and he was not reelected as a Director.

<F2>     All  Directors  receive  $150 per board  meeting or  committee  meeting attended in person and $50 per telephonic meeting. Reasonable expenses incurred by each Director in connection with his duties as a Director are also reimbursed by SI Diamond. This amount is not reflected in the above table.

<F3>     All SI  Diamond's  outside  Directors  participate  in the  Amended and
         Restated 1992 Outside Directors Stock Option Plan, under which SI Diamond may grant stock options to any Director who is not a full time salaried employed of the Company. On July 26, 1999, each Director at that time was granted 20,000 options under this plan a price of $2.27 per share. These option grants became exercisable in full on that date. The Board of Directors also established the 1998 Directors and Officers Stock Option Plan in 1998. Each outside Director who was a Director on January 11, 1999 was granted 150,000 fully vested options under this plan on that date. These options are exercisable at a price of $0.50 per share.

         All of Directors have retained the right to pursue additional business activities that are not competitive with the business of SI Diamond, and do not adversely affect their performance as Director. If, as and when conflicts of interest arise, the nature of the conflict must be fully disclosed to the Board of Directors, and the person who is subject to the conflict must abstain from participating in any decision that may impact on his conflict of interest. Except for this disclosure and abstention policy, the Directors will not be in breach of any fiduciary duties owed to SI Diamond or the shareholders by virtue of their participation in such additional business activities.

EMPLOYMENT AGREEMENTS

         SI Diamond has an employment agreement with Dr. Zvi Yaniv, its President and Chief Operating Officer, which was entered into on June 1, 1996. Under the terms of this agreement, Dr. Yaniv was to be paid a base salary of $125,000 per year. The contract was amended to adjust Dr. Yaniv's salary to $175,000 per year effective January 1, 1999. All contingent compensation related to bonuses or performance goals were eliminated. SI Diamond also provides Dr. Yaniv with the use of an automobile. The employment agreement may be terminated by either party, with or without cause, by giving 30 days notice of termination to the other party.

CERTAIN TRANSACTIONS

         As of December 31, 1998, SI Diamond had notes payable to its chief executive officer. These notes resulted from the CEO's personal guarantee of a loan made by an investor. The loan was made to the CEO, who in turn loaned the money to SI Diamond under the same terms. In April 1999, these notes payable were assigned by the CEO to the holder of the underlying note payable. The holder of the underlying note payable converted this loan into shares of the Company's common stock.

         In October 1998, Electronic Billboard Technology, Inc., a subsidiary of SI Diamond entered into a Patent Assignment and Royalty Agreement with Advanced Technology Incubator, Inc., ("ATI") a corporation based in Austin, Texas and owned by Dr. Zvi Yaniv, SI Diamond's President and Chief Operating Officer. Under the terms of the agreement, ATI agreed to assign U.S. Patent No. 5,469,187 related to certain LCD technology to EBT in exchange for an initial payment of $200,000. In addition, ATI is entitled to receive a royalty of 5% of gross revenue related to products using this patent. EBT intends to use this technology in the development of its next generation electronic billboard product. EBT may terminate this assignment at any time upon 30 days written notice to ATI. The assignment may be terminated by ATI if, within two years of the first sale or lease of a billboard using this technology, cumulative royalty payments under the agreement have not totaled $500,000, or if payments do not equal $500,000 in any one year period following this initial two year period. If the assignment is terminated by ATI, EBT will be granted a non-exclusive worldwide license to use the technology under terms similar to those contained in this agreement.

         ATI had the right to terminate this agreement if the initial payment was not received by February 15, 1999. This date was extended until April 15, 1999. In April 1999, the agreement was amended to allow additional extensions, in three month increments, for a period of up to one year from April 15, 1999. In exchange for each three month extension, EBT was obligated to pay ATI $12,500. The $200,000 initial payment required for the actual assignment of the Patent under the agreement will be reduced for any amounts paid for the extension periods. EBT elected to exercise each of its extension options and paid ATI a total of $50,000 through January 2000. In April 2000, the contract was renegotiated to extend the option period to July 15, 2000 in exchange for a payment of $12,500. In July, 2000, EBT will either pay $137,500 to complete the assignment of the patent, or allow its option to acquire the patent to lapse.


                               PROPOSAL NUMBER TWO
                           RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

         Subject to ratification by the shareholders, SI Diamond's Board of Directors has appointed WallaceSanders & Company as independent auditors to audit the financial statements of SI Diamond for the current fiscal year.

         Representatives of the firm of WallaceSanders & Company are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

         THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" SUCH RATIFICATION.

CHANGES IN SI DIAMOND'S CERTIFYING ACCOUNTANTS

         On June 18, 1998, Coopers & Lybrand L.L.P. ("Coopers & Lybrand") informed SI Diamond of its resignation as SI Diamond's independent accountants.

         The reports of Coopers & Lybrand on SI Diamond's financial statements for the years ended December 31, 1997 and 1996 did not contain an adverse opinion or disclaimer of opinion, but the reports did contain explanatory paragraphs in each of the two years concerning the ability of SI Diamond to continue as a going concern since SI Diamond has not yet achieved profitability, has a working capital deficit and must obtain additional capital to fund its ongoing operations. There were no disagreements with Coopers & Lybrand on any matters of accounting principles or practices, financial statement disclosures, or auditing scope and procedures which, if not resolved to the satisfaction of Coopers & Lybrand, would have caused Coopers & Lybrand to make reference to the matter in their report.

         On December 28, 1998, the Board of Directors of SI Diamond Technology, Inc. appointed WallaceSanders & Company as independent auditors of SI Diamond for the fiscal year ending December 31, 1998. SI Diamond did not consult WallaceSanders & Company regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on SI Diamond's financial statements.

                                 OTHER BUSINESS

         The Board of Directors does not intend to present any other matter(s) at the Annual Meeting and, at this date, has not been informed that any other matters will be presented at the Annual Meeting by others. If, however, any other matter does properly come before the Annual Meeting, the persons named in the accompanying proxy will vote in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

         In the event that a shareholder desires to have a proposal formally considered at the 2001 annual meeting of shareholders and included in the proxy statement for that meeting, the proposal must be received in writing by SI Diamond, Technology, Inc., at its executive offices on or before February 12, 2001.



         SI DIAMOND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB, AS FILED WITH THE SECURITIES EXCHANGE COMMISSION, FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, TO ANY SHAREHOLDER OF SI DIAMOND UPON WRITTEN REQUEST. REQUESTS SHOULD BE SENT TO: SI DIAMOND TECHNOLOGY, INC., 3006 LONGHORN BOULEVARD, SUITE 107, AUSTIN, TEXAS 78758, ATTENTION: CORPORATE SECRETARY.

                                           By Order of the Board of Directors,



                                           Marc W. Eller
                                           Chairman of the Board and
                                             Chief Executive Officer


Austin, Texas

June 12, 2000

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

I.       PURPOSE

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its financial and other oversight responsibilities by:

         o Serving as an independent and objective party to monitor the Company's financial statements, financial reporting process and internal control system.

         o Reviewing and appraising the Company's outside auditors and internal financial management.

         o Providing an open avenue of communication among the Company's outside auditors, management, including internal financial management, and the Board.

         The Audit Committee will further carry out its purpose by engaging in the activities enumerated in Section IV of this Charter.

II.      MEMBERSHIP REQUIREMENTS

         Members of the Audit Committee shall meet the following qualifications, or such other qualifications as may be imposed from time to time by the Board, by law or by the listing requirements of any stock exchange or automated quotation system upon which a security of the Company may be traded or quoted.

         (A)      Independence

         The Audit Committee shall be comprised of three or more directors as determined by the Board. Except as provided below, the members of the Audit Committee shall be independent directors. "Independent director" shall mean a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

         The following persons shall NOT be considered independent:

         (1) A director who is employed by the Company or any of its affiliates for the current year or any of the past three years.

         (2) A director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan or non-discretionary compensation.

         (3) A director who is a spouse, parent, child, sibling, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, or resides in the home of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer.

         (4) A director who is a partner in, or controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or the other business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years.

         (5)      A director who is employed as an  executive of another  entity
         where  any  of  the  Company's   executives   serve  on  that  entity's
         compensation committee.

         Notwithstanding the preceding limitations, one director who is not otherwise independent and is not a current employee, or an immediate family member (as defined above) of a current employee, may be appointed to the Audit Committee if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its shareholders.

         (B)      Financial Literacy

         All members of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. At least one member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication.

         (C)      Election, Removal and Replacement

         The members of the Audit Committee shall be elected by the Board. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair.

         In the event a director becomes disqualified from membership on the Audit Committee, such director shall be removed as soon as practicable from service on the Audit Committee by the Board. In the event the removal, resignation, retirement, death or other termination of a director from service on the Audit Committee results in the Audit Committee comprising less than three members, the Board shall elect a new qualified director to the Audit Committee as soon as practicable. If such election to the Audit Committee requires the election by the shareholders of the Company or the directors or new director to the Board, the Company and the Board may consult with any stock exchange or automated quotation system upon which a security of the Company may be traded or quoted.

III.     MEETINGS AND GOVERNANCE

         The Audit Committee shall meet at least annually in connection with the Company's annual audit, or more frequently as circumstances dictate. In addition, the Audit Committee or its Chair shall meet to review the Company's quarterly or other interim financial statements, as appropriate. Such meetings may be held in or out of the presence of the Company's management, outside auditors or both, as appropriate. Other governance matters not addressed herein shall be governed by the Company's articles of incorporation or bylaws.

IV.      DUTIES, RESPONSIBILITIES AND ACTIVITIES

         To fulfill its purpose, the Audit Committee has the following duties and responsibilities and shall engage in the following activities:

         (A)      Review of Charter and Financial Statements and Reports

         The Audit Committee shall review the Company's financial statements, reports and other financial information, in conjunction with the Company's internal financial management and outside auditors, as appropriate. Such review shall include candid discussions of the quality--not merely the acceptability--of the Company's accounting principles as applied in its financial reporting. Reviews shall occur prior to dissemination of the statement, report or other document to a third party or the public. Without limitation, the Audit Committee shall review:

         o The annual financial statements and any reports or other financial information, including any certification, report, opinion, or review rendered by the outside auditors.

         o Any quarterly or other interim financial statements and any reports or other financial information, including any certification, report, opinion, or review rendered by the outside auditors. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

         o This Charter on an annual basis, or more frequently as circumstances dictate.

         o As circumstances dictate and as deemed necessary or advisable from time to time, any material internal financial reports to management prepared by internal financial management.

         (B)      Relationship With Outside Auditors

         The Audit Committee's and the Board's relationship with the Company's outside auditors shall governed by the following principles:

         o The Company's outside auditors are ultimately accountable to the Audit Committee and the Board.

         o The Audit Committee and the Board are ultimately responsible for selecting, evaluating and, where appropriate, replacing the Company's outside auditors.

         o The Audit Committee is responsible for ensuring receipt from the outside auditors of a formal written statement delineating all relationships between the outside auditors and the
                  Company. The Audit Committee is responsible for actively engaging in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditors. The
                  Audit  Committee  is  further   responsible  for  taking,   or
                  recommending that the Board take, appropriate action to oversee the independence of the outside auditors.

         (C)      Relationship With Company and Internal Financial Management

         The Audit Committee's and the Board's relationship with the Company's management, including its internal financial management, shall governed by the following principles:

         o The Audit Committee is responsible for reviewing the integrity of the Company's financial reporting process, both internal and external.

         o The Audit Committee is responsible for reviewing the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

         o The Audit Committee is responsible for considering and approving, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the outside auditors or management, including internal financial management.

         (D)      Audit Committee Report

         The Audit Committee shall prepare an Audit Committee Report annually in connection with the Company's annual audit. The Report shall address such matters as deemed appropriate by the Audit Committee, but shall state whether the Audit Committee:

         o        Reviewed  and  discussed  the  Company's   audited   financial
                  statements with management.

         o Discussed with the outside auditors such qualitative matters concerning the Company's accounting principles as applied in its financial reporting as are appropriate.

         o Received from the outside auditors a formal written statement delineating all relationships between the outside auditors and the Company.

         o Recommends to the Board that the Company's audited financial statements be included in the Company's public filings or other publicly available reports.

         The names of the members of the Audit Committee shall appear at the end of the Report.

         (E)      OTHER ACTIVITIES

         The Audit Committee may perform such activities from time to time, as the Board deems appropriate. Without limitation, such activities may be assigned to the Audit Committee because of the independence of its members.

                     PROXY SI DIAMOND TECHNOLOGY, INC. PROXY
                       2000 ANNUAL MEETING OF SHAREHOLDERS
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Marc W. Eller and Douglas P. Baker, either one of whom may act without joinder of the other, with full power of substitution and ratification, attorneys-in-fact and Proxies of the undersigned to vote as designated on the reverse side all shares of Common Stock and Series G Preferred Stock of SI Diamond Technology, Inc. ("SI Diamond"), held by the undersigned, at the 2000 Annual Meeting of Shareholders of SI Diamond to be held at 10:00 a.m. on Monday, July 24, 2000 (CDT) at the Austin Marriott at the Capitol, 701 East 11th Street, Austin, Texas 78701, and at any and all adjournments thereof, and with discretionary authority to vote on all other matters that may properly come before the meeting: IF YOU WISH TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, YOU MAY JUST SIGN AND DATE BELOW AND MAIL IN THE POSTAGE PAID ENVELOPE PROVIDED. SPECIFIC CHOICES MAY BE MADE BELOW. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, THE SHARES REPRESENTED WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATIONS.


                   DATED: ____________________________________

                   SIGNATURE: ________________________________

                   SIGNATURE: ________________________________

                  (NOTE: PLEASE SIGN EXACTLY AS NAME(S) APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE.)

                  DO YOU PLAN TO ATTEND THE ANNUAL MEETING?______

                               (See Reverse Side)

This proxy will be voted as directed, or if no direction is indicated, will be voted FOR Item 1 all nominees listed below for election as Directors; FOR Item 2 ratification of Wallace Sanders & Company, as independent accountants and auditors; and in the discretion of the persons named as Proxies with respect to any other business that may properly come before the meeting. The Board of Directors recommends a vote FOR Items 1 and 2.

(1) Election of Directors.             FOR ALL  |_|             WITHHOLDING AUTHORITY TO VOTE FOR  |_|
                             (EXCEPT AS SPECIFIED BELOW)

      TERM ENDING 2000:
       David R. Sincox
        Dr. Zvi Yaniv
      Charles C. Bailey


Instructions: To withhold vote for any individual(s) above write name(s) below:



-------------------------------------------------------------------------------




(2) Ratify the appointment of Wallace  Sanders &     FOR    AGAINST    ABSTAIN
Company as ndependent auditors for fiscal year       |_|     |_|        |_|
2000.



                                          (Sign and date on reverse side)